Dreyfus
Institutional Preferred
Money Market Fund

SEMIANNUAL REPORT
September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter to Shareholders

                             5   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             Dreyfus  Institutional Preferred Money Market Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We present this semiannual report for Dreyfus Institutional Preferred Money Market Fund for the six-month period ended September 30, 2001. During the reporting period, the fund produced an annualized yield of 4.18% which, taking into account the effects of compounding, created an annualized effective yield of 4.26%.(1)

The Economy

The fund continued to be influenced by slowing economic growth and falling interest rates during the reporting period. The U.S. economy was already in the midst of a slowdown when the reporting period began in March, and the Federal Reserve Board (the "Fed") responded with an interest-rate reduction of 50 basis points. The Fed was apparently reacting to an anemic Gross Domestic Product ("GDP") growth rate of just 1.0% for the fourth quarter of 2000, which was attributed to weak retail sales, higher energy prices, diminishing consumer confidence and softening manufacturing activity. Indeed, GDP growth for the first quarter of 2001 came in at an annualized rate of just 1.1%.

The Fed's campaign to avoid recession continued throughout the reporting period. The Fed reduced interest rates by an additional 25 basis points in April, between regularly scheduled Federal Open Market Committee meetings, and again at its meetings in May and June. Despite six months of aggressive easing, capital spending remained weak and manufacturing activity remained sluggish. Seasonally adjusted GDP growth during the second quarter was estimated to grow at an annualized rate of just 0.3%. Only the consumer, who continued to spend and borrow, prevented the economy from spiraling downward into full-blown recession.

In the third quarter, interest rates held steady in July, and some economists began to detect signs of possible economic improvement, sug-

gesting that the Fed had achieved the soft landing it had worked so aggressively to attain. Evidence emerged that inventories had returned to more normal levels, energy prices had moderated and consumer spending remained relatively strong. Nonetheless, at its August meeting, the Fed cited reduced capital spending, weak expansion of consumption and slower overseas growth as key factors behind its decision to reduce interest rates another 25 basis points.

Then, on September 11, disaster struck in the form of terrorist attacks on New York's financial district and the Pentagon in Washington, D.C. In addition to the incalculable losses of human life and property, the attacks threatened to send an already weak economy over the brink into a full-blown recession. Consumer spending, which represented the last pillar propping up a weakened economy, suddenly plunged as individuals canceled travel plans and cut back on spending in the newly uncertain environment. For its part, the Fed acted quickly, cutting interest rates another 50 basis points even before the stock market reopened on September 17. It also injected approximately $50 billion into the economy through its open market operations. Its goals were to ensure the continued smooth operations of the financial markets and to stimulate economic growth.

All told, the Fed reduced interest rates a total of 200 basis points during the reporting period. As of September 30, the benchmark Federal Funds rate was 3.00%. Of course, short-term yields have declined commensurately.

Market Environment/Portfolio Focus

In this environment, we consistently maintained a relatively long weighted average maturity for the fund. This position was designed to maintain then current yields for as long as practical while interest rates declined.

In the aftermath of the terrorist attacks, anecdotal evidence indicates that consumers have become more focused on the news than on shop-

                                                                      The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ping. Concerns that the economy is already in recession may lead to more interest-rate cuts this year. Many investors are optimistic that the Fed will remain responsive for as long as it takes to achieve an economic recovery.

By maintaining a long weighted average maturity, we believe the fund is well positioned in the current uncertain environment. As always, we remain prepared to respond, as we deem appropriate, to any events that may affect the short-term markets.

Sincerely,



Patricia A. Larkin
Senior Portfolio Manager
October 15, 2001
New York, N.Y.

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



STATEMENT OF INVESTMENTS

September 30, 2001 (Unaudited)



                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--39.4%                                               Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Abbey National PLC (London)

   3.55%-3.71%, 10/10/2001-11/2/2001                                                        331,000,000              331,002,016

Alliance & Leicester PLC (London)

   2.52%-3.73%, 10/5/2001-12/19/2001                                                        150,000,000              150,045,805

Banca Commerciale Italiana Spa (London)

   3.73%, 10/9/2001                                                                          50,000,000               50,000,538

Bank of Scotland (Yankee)

   2.50%, 10/24/2001                                                                        100,000,000              100,000,000

Barclays Bank PLC (London)

   2.52%-4.07%, 10/25/2001-5/20/2002                                                        150,000,000              150,014,318

Barclays Bank PLC (Yankee)

   4.32%, 4/22/2002                                                                         100,000,000              100,018,519

Bayerische Hypo-und Vereinsbank AG (Yankee)

   3.08%, 1/24/2002                                                                         100,000,000  (a)          99,978,993

Bayerische Landesbank Girozentrale (Yankee)

   3.06%-4.78%, 3/15/2002-6/25/2002                                                         290,000,000  (a)         289,986,951

Canadian Imperial Bank of Commerce (Yankee)

   3.05%-4.32%, 5/20/2002-6/26/2002                                                         450,000,000  (a)         449,962,256

Comerica Bank

   3.05%, 2/12/2002                                                                         150,000,000  (a)         149,974,331

Commerzbank AG (London)

   2.59%, 12/21/2001                                                                        100,000,000              100,001,118

Commerzbank AG (Yankee)

   3.07%-3.73%, 10/4/2001-7/19/2002                                                         200,000,000  (a)         199,988,261

Credit Agricole Indosuez S.A. (Yankee)

   3.07%-3.65%, 10/18/2001-6/26/2002                                                        175,000,000  (a)         174,996,363

First Union National Bank

   3.16%, 10/11/2001                                                                         50,000,000  (a)          50,000,000

Landesbank Hessen-Thueringen Girozentrale (London)

   3.55%, 11/5/2001                                                                          25,000,000               25,000,207

Merita Bank PLC (London)

   3.74%, 10/5/2001                                                                         150,000,000              150,000,165

Merita Bank PLC (Yankee)

   4.80%, 3/15/2002                                                                         100,000,000               99,991,258

Norddeutsche Landesbank Girozentrale (London)

   2.48%, 12/11/2001-12/17/2001                                                              90,000,000               90,140,130

Sanpaolo IMI U.S. Financial Co. (Yankee)

   4.81%, 3/15/2002                                                                          25,000,000               25,000,000

Svenska Handelsbanken (Yankee)

   3.59%, 8/13/2002                                                                          20,000,000               20,007,562

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT (CONTINUED)                                          Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UniCredito Italiano SpA (London)

   3.43%, 11/15/2001                                                                         50,000,000               50,002,936

Westdeutsche Landesbank Girozentrale (London)

   6.64%, 11/19/2001                                                                         50,000,000               50,000,000

Westdeutsche Landesbank Girozentrale (Yankee)

   3.80%, 7/24/2002                                                                         100,000,000              100,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $3,006,111,727)                                                                                           3,006,111,727
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--21.9%
-----------------------------------------------------------------------------------------------------------------------------------

Alliance & Leicester PLC

   4.00%, 11/21/2001                                                                         50,000,000               49,722,333

Amsterdam Funding Corp.

   2.50%, 10/18/2001                                                                        100,000,000               99,881,944

Corporate Asset Funding Co. Inc.

   3.40%, 11/16/2001                                                                        100,000,000               99,568,750

Danske Corp. Inc.

   2.46%, 11/27/2001                                                                         21,837,000               21,752,291

Den norske Bank ASA

   3.47%, 11/1/2001                                                                         191,000,000              190,432,571

GE Capital International Funding Inc.

   3.42%, 11/20/2001                                                                        100,000,000               99,529,167

General Electric Capital Corp.

   2.47%-3.59%, 12/18/2001-2/5/2002                                                         130,000,000              128,598,972

Halifax PLC

   2.49%, 10/22/2001                                                                        100,000,000               99,854,750

J.P. Morgan Chase Securities Inc.

   2.46%, 10/23/2001                                                                        250,000,000              249,625,694

Kraft Foods Inc.

   3.47%, 10/4/2001                                                                          90,919,000               90,892,785

Nationwide Building Society

   3.55%, 11/6/2001                                                                         200,000,000              199,296,000

Salomon Smith Barney Holdings Inc.

   3.44%, 10/15/2001                                                                        300,000,000              299,599,833

Societe Generale N.A. Inc.

   3.47%, 5/17/2002                                                                          50,000,000               48,929,667

TOTAL COMMERCIAL PAPER

   (cost $1,677,684,757)                                                                                           1,677,684,757



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
CORPORATE NOTES--12.2%                                                                      Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Beta Finance Inc.

   4.20%-4.27%, 5/30/2002-6/5/2002                                                          105,000,000              105,031,852

Commerzbank AG

   3.07%, 5/9/2002                                                                          100,000,000  (a)          99,990,959

Credit Agricole Indosuez S.A.

   3.04%, 1/29/2002                                                                         100,000,000  (a)          99,993,425

Links Finance LLC

   3.10%, 7/9/2002                                                                           50,000,000  (a)          50,000,000

Links Finance LLC

   3.86%, 8/5/2002                                                                           50,000,000               50,012,353

Merrill Lynch & Co. Inc.

   3.43%, 3/5/2002                                                                          150,000,000  (a)         150,000,000

Sigma Finance Inc.

   3.07%-3.08%, 4/9/2002-9/16/2002                                                          250,000,000  (a)         250,000,000

Sigma Finance Inc.

   4.06%-4.25%, 5/28/2002-6/17/2002                                                         125,000,000              125,000,000

TOTAL CORPORATE NOTES

   (cost $930,028,589)                                                                                               930,028,589
-----------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--3.4%
-----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  3.69%-4.16%, 12/10/2001-5/3/2002

   (cost $260,000,000)                                                                      260,000,000  (b)         260,000,000
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--5.6%
-----------------------------------------------------------------------------------------------------------------------------------

Harris Trust & Savings Bank

   4.47%, 10/5/2001                                                                          50,000,000               50,000,000

Key Bank N.A.

   3.04%-3.12%, 11/1/2001-3/27/2002                                                         300,000,000  (a)         300,001,722

LaSalle Bank N.A.

   4.47%, 10/9/2001                                                                          50,000,000               50,000,000

U.S. Bank N.A.

   3.45%, 10/1/2002                                                                          30,000,000               30,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $430,001,722)                                                                                               430,001,722

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
TIME DEPOSITS--17.2%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BNP Paribas (Grand Cayman)

   3.25%, 10/1/2001                                                                         300,000,000              300,000,000

Dresdner Bank AG (Grand Cayman)

   3.25%, 10/1/2001                                                                         300,000,000              300,000,000

HSBC Bank USA (Nassau)

   3.25%, 10/1/2001                                                                         200,000,000              200,000,000

Regions Bank (Grand Cayman)

   3.25%, 10/1/2001                                                                         100,000,000              100,000,000

South Trust Bank (Grand Cayman)

   3.13%, 10/1/2001                                                                         200,000,000              200,000,000

State Street Bank & Trust Co. (Grand Cayman)

   2.50%, 10/1/2001                                                                         211,234,000              211,234,000

TOTAL TIME DEPOSITS

   (cost $1,311,234,000)                                                                                           1,311,234,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $7,615,060,795)                                                           99.7%            7,615,060,795

CASH AND RECEIVABLES (NET)                                                                          .3%               22,168,181

NET ASSETS                                                                                       100.0%            7,637,228,976

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
     OR SELL.  SECURITIES  RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE
     ACQUIRED  BETWEEN  6/11/2001  AND  8/6/2001 AT A COST OF  $260,000,000.  AT
     SEPTEMBER 30, 2001, THE AGGREGATE  VALUE OF THIS SECURITY WAS  $260,000,000
     REPRESENTING 3.4% OF NET ASSETS AND IS VALUED AT AMORTIZED COST.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        7,615,060,795  7,615,060,795

Interest receivable                                                  47,094,578

                                                                  7,662,155,373
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           700,207

Cash overdraft due to Custodian                                      24,226,190

                                                                     24,926,397
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    7,637,228,976
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   7,637,155,687

Accumulated net ralized gain (loss) on investments                       73,289
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    7,637,228,976
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                  7,637,155,687

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    194,243,875

EXPENSES:

MANAGEMENT FEE--NOTE 2(A)                                            4,537,916

INVESTMENT INCOME--NET                                             189,705,959
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                 73,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               189,779,814

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2001           Year Ended
                                              (Unaudited)       March 31, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        189,705,959          377,455,963

Net realized gain (loss) from investments          73,855               16,655

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  189,779,814          377,472,618
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                      (189,705,959)        (377,455,963)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold              22,754,315,140       32,831,304,597

Dividends reinvested                          137,290,977          317,579,147

Cost of shares redeemed                   (24,109,404,274)     (28,724,786,205)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS       (1,217,798,157)        4,424,097,539

TOTAL INCREASE (DECREASE) IN NET ASSETS   (1,217,724,302)        4,424,114,194
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         8,854,953,278        4,430,839,084

END OF PERIOD                               7,637,228,976        8,854,953,278

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                 Six Months Ended
                                               September 30, 2001                                 Year Ended March 31,
                                                                              ------------------------------------------------------
                                                       (Unaudited)            2001            2000           1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                       1.00             1.00            1.00            1.00            1.00

Investment Operations:

Investment income--net                                        .021             .063            .054            .053            .046

Distributions:

Dividends from investment
   income--net                                               (.021)           (.063)          (.054)          (.053)          (.046)

Net asset value, end of period                               1.00             1.00            1.00            1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             2.11(b)          6.51            5.48            5.48           5.76(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                                 .10(c)           .10             .10             .10            .10(c)

Ratio of net investment income
   to average net assets                                     4.18(c)          6.28            5.43            5.31           5.64(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          7,637,229        8,854,953       4,430,839       1,999,406       1,496,626

(A) FROM JUNE 11, 1997 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1998.

(B) NOT ANNUALIZED.

(C) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Preferred Money Market Fund (the "fund") is a separate diversified series of Dreyfus Institutional Preferred Money Market Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $673,642 during the period ended September 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. If not applied, the carryover expires in fiscal 2008.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has agreed to pay all of the fund's expenses except the management fee.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the fund.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus Institutional Preferred Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  194SA0901


Dreyfus
Institutional Preferred
Plus Money Market Fund

SEMIANNUAL REPORT September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
-------------------------------------------------------------------------------

                        2     Letter to Shareholders

                        5     Statement of Investments

                        6     Statement of Assets and Liabilities

                        7     Statement of Operations

                        8     Statement of Changes in Net Assets

                        9     Financial Highlights

                        10    Notes to Financial Statements

                                 FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                         Dreyfus Institutional Preferred Plus Money Market Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Preferred Plus Money Market Fund for the six-month period ended September 30, 2001. During the reporting period, the fund produced an annualized yield of 3.99% which, taking into account the effects of compounding, created an annualized effective yield of 4.06%.(1 )

The Economy

The fund continued to be influenced by slowing economic growth and falling interest rates during the reporting period. The U.S. economy was already in the midst of a slowdown when the reporting period began in March, and the Federal Reserve Board (the "Fed") responded with an interest-rate reduction of 50 basis points. The Fed was apparently reacting to an anemic Gross Domestic Product (" GDP" ) growth rate of just 1.0% for the fourth quarter of 2000, which was attributed to weak retail sales, higher energy prices, diminishing consumer confidence and softening manufacturing activity. Indeed, GDP growth for the first quarter of 2001 came in at an annualized rate of just 1.1%.

The Fed's campaign to avoid recession continued throughout the reporting period. The Fed reduced interest rates by an additional 25 basis points in April, between regularly scheduled Federal Open Market Committee meetings, and again at its meetings in May and June. Despite six months of aggressive easing, capital spending remained weak and manufacturing activity remained sluggish. Seasonally adjusted GDP growth during the second quarter was estimated to grow at an annualized rate of just 0.3% . Only the consumer, who continued to spend and borrow, prevented the economy from spiraling downward into full-blown recession

In the third quarter, interest rates held steady in July, and some economists began to detect signs of possible economic improvement, sug-

gesting that the Fed had achieved the soft landing it had worked so aggressively to attain. Evidence emerged that inventories had returned to more normal levels, energy prices had moderated and consumer spending remained relatively strong. Nonetheless, at its August meeting, the Fed cited reduced capital spending, weak expansion of consumption and slower overseas growth as key factors behind its decision to reduce interest rates another 25 basis points.

Then, on September 11, disaster struck in the form of terrorist attacks on New York's financial district and the Pentagon in Washington, D.C. In addition to the incalculable losses of human life and property, the attacks threatened to send an already weak economy over the brink into a full-blown recession. Consumer spending, which represented the last pillar propping up a weakened economy, suddenly plunged as individuals canceled travel plans and cut back on spending in the newly uncertain environment. For its part, the Fed acted quickly, cutting interest rates another 50 basis points even before the stock market reopened on September 17. It also injected approximately $50 billion into the economy through its open market operations. Its goals were to ensure the continued smooth operations of the financial markets and to stimulate economic growth.

All told, the Fed reduced interest rates a total of 200 basis points during the reporting period. As of September 30, the benchmark Federal Funds rate was 3.00%. Of course, short-term yields have declined commensurately.

Market Environment/Portfolio Focus

In this environment, we consistently maintained a relatively long weighted average maturity for the fund. This position was designed to maintain then current yields for as long as practical while interest rates declined.

In the aftermath of the terrorist attacks, anecdotal evidence indicates that consumers have become more focused on the news than on shop
                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ping. Concerns that the economy is already in recession may lead to more interest-rate cuts this year. Many investors are optimistic that the Fed will remain responsive for as long as it takes to achieve an economic recovery.

By maintaining a long weighted average maturity, we believe the fund is well positioned in the current uncertain environment. As always, we remain prepared to respond, as we deem appropriate, to any events that may affect the short-term markets.

Sincerely,



Patricia A. Larkin
Senior Portfolio Manager
October 15, 2001
New York, N.Y.

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



STATEMENT OF INVESTMENTS


September 30, 2001 (Unaudited)

                                                                        Annualized
                                                                         Yield on
                                                                          Date of               Principal
U.S. GOVERNMENT AGENCIES--99.9%                                          Purchase (%)             Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Discount Notes

11/2/2001                                                                   3.32                   105,000               104,692
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $104,692)                                                                     99.9%              104,692

CASH AND RECEIVABLES (NET)                                                                              .1%                  138

NET ASSETS                                                                                           100.0%              104,830

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001 (Unaudited)

                                                              Cost         Value

--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments   104,692       104,692

Cash                                                                        132

Other assets                                                                 17

                                                                        104,841

--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                11
--------------------------------------------------------------------------------
NET ASSETS ($)                                                          104,830
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                         104,830
--------------------------------------------------------------------------------
NET ASSETS ($)                                                          104,830
--------------------------------------------------------------------------------
SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        104,830

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INTEREST INCOME                                                           2,232

EXPENSES:

MANAGEMENT FEE--NOTE 2(A)                                                    54

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                                 2,178

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2001         Year Ended
                                              (Unaudited)     March 31, 2001(a)
--------------------------------------------------------------------------------
OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE IN
   NET ASSETS RESULTING FROM OPERATIONS            2,178                2,777
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                            (2,178)              (2,777)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  1,117,798              100,000

Dividends reinvested                               2,071                2,759

Cost of shares redeemed                       (1,117,798)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               2,071               102,759

TOTAL INCREASE (DECREASE) IN NET ASSETS           2,071               102,759
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               102,759                 --

END OF PERIOD                                     104,830              102,759

(A) FROM OCTOBER 16, 2000 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Six Months Ended
                                             September 30, 2001    Year Ended
                                                    (Unaudited)     March 31,
                                                                     2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       1.00          1.00

Investment Operations:

Investment income--net                                     .020          .027

Distributions:

Dividends from investment income--net                     (.020)        (.027)

Net asset value, end of period                            1.00          1.00
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                          2.02(b)       6.11(c)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .10(c)        .10(c)

Ratio of net investment income to average net assets      4.01(c)       6.04(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       105          103

(A) FROM OCTOBER 16, 2000 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2001.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Preferred Plus Money Market Fund (the "fund") is a separate diversified series of Dreyfus Institutional Preferred Money Market Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

As of September 30, 2001, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $33 during the period ended September 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has agreed to pay all of the fund's expenses except the management fee.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                           For More Information

                        Dreyfus Institutional Preferred Plus Money Market Fund 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  286SA0901